UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

POWERWAVE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 6, 2007

To Our Shareholders:

The Annual Meeting of Shareholders of Powerwave Technologies, Inc. will be held at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, on December 6, 2007 at 10:00 a.m., Pacific Time, for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.	To approve the Extended and Restated 1996 Employee Stock Purchase Plan, which extends the plan termination date from July 31, 2007 to July 31, 2017;

3.	To ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2007; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 29, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the Record Date will be available during normal business hours for examination by any shareholder for any purpose germane to the Annual Meeting for a period of ten days prior to December 6, 2007, at the offices of Powerwave Technologies, Inc., 1801 E. St. Andrew Place, Santa Ana, California 92705.

All shareholders are urged to attend the Annual Meeting in person or by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. (BENEFICIAL OWNERS MAY VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAILING THE ENCLOSED VOTING INSTRUCTIONS.) For specific instructions on voting, please refer to the instructions on your enclosed proxy card. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting. You may revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so that all of your shares will be represented at the Annual Meeting. In addition, if you plan to attend the Annual Meeting in person, please check the appropriate box so that we can ensure we have proper accommodations.

Santa Ana, California November 1, 2007	By Order of the Board of Directors Kevin T. Michaels Chief Financial Officer and Secretary

ABOUT THE ANNUAL MEETING	1

What is the purpose of the Annual Meeting?	1
Why am I receiving these materials?	1
What information is contained in these materials?	1
What proposals will be voted on at the Annual Meeting?	1
Who is entitled to vote at the Annual Meeting?	1
What is the difference between holding shares as a shareholder of record or as a beneficial owner?	2
How can I vote my shares in person at the Annual Meeting?	2
How can I vote my shares without attending the Annual Meeting?	2
Can I change my vote?	2
Who can attend the Annual Meeting?	2
What are the Board’s voting recommendations?	3
How are votes counted?	3
What vote is required to approve each item?	3
What does it mean if I receive more than one proxy or voting instruction card?	3
Where can I find the voting results of the Annual Meeting?	3
What happens if additional proposals are presented at the Annual Meeting?	4
What is the quorum requirement for the Annual Meeting?	4
Who will count the vote?	4
Is my vote confidential?	4
Who will bear the cost of soliciting votes for the Annual Meeting?	4
May I submit a proposal for inclusion in the Proxy Statement for next year’s Annual Meeting of Shareholders or nominate individuals to serve as directors?	4
Directions to the Annual Meeting of Shareholders	5

STOCK OWNERSHIP	5

Who are the largest owners of Powerwave’s stock?	5
How much stock do Powerwave’s directors and executive officers own?	6
Section 16(a) Beneficial Ownership Reporting Compliance	7

PROPOSAL 1 – ELECTION OF DIRECTORS	8

How were directors compensated?	9
Meetings of the Board of Directors and Meeting Attendance	10
Attendance at Annual Meetings	10
Corporate Governance Policies and Practices	10
Code of Ethics	11
How do the shareholders communicate with the Company’s Board of Directors?	11
What committees has the Board established?	11
Certain Relationships and Transactions with Management and Others	13
Review, Approval or Ratification of Transactions with Related Persons	13
Report of the Audit Committee	13
Audit and Non-Audit Fees	15

EXECUTIVE COMPENSATION	16

Compensation Discussion and Analysis	16
Compensation Committee Report	19
Executive Officers	20
Summary Compensation Table	21
Grants of Plan-Based Awards	23
Outstanding Equity Awards at Fiscal Year-End	24
Option Exercises and Stock Vested	25
Potential Payments Upon Termination or Change in Control	25
Independent Director Compensation	28

PROPOSAL 2: TO APPROVE THE ADOPTION OF POWERWAVE’S EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN	29

SUMMARY OF EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN	29

Eligibility	29

POWERWAVE TECHNOLOGIES, INC.

1801 E. St. Andrew Place

Santa Ana, California 92705

PROXY STATEMENT

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of Powerwave Technologies, Inc. for use in connection with the Annual Meeting of Shareholders to be held on December 6, 2007, beginning at 10:00 a.m., Pacific Time, at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about November 5, 2007.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors, the approval of the Extended and Restated 1996 Employee Stock Purchase Plan, and ratification of the Company’s independent auditors. In addition, management will be available to respond to questions from shareholders.

Why am I receiving these materials?

Powerwave’s Board of Directors is providing these proxy materials for you in connection with our Annual Meeting of Shareholders, which will take place on December 6, 2007. Shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Powerwave’s 2006 Annual Report and audited consolidated financial statements, proxy card and return envelope are also enclosed.

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•	the election of seven directors until the next Annual Meeting of Shareholders;

•	approval of the Extended and Restated 1996 Employee Stock Purchase Plan, which extends the plan termination date from July 31, 2007 to July 31, 2017; and

•	the ratification of the appointment of Deloitte & Touche LLP as Powerwave’s independent auditors for fiscal year 2007.

Who is entitled to vote at the Annual Meeting?

The Common Stock of Powerwave constitutes the only class of securities entitled to notice of, to attend and to vote at the Annual Meeting of Shareholders. Only shareholders of record at the close of business on October 29, 2007, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of October 29, 2007, there were 131,025,207 shares of Common Stock issued and outstanding. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. Each outstanding share of Powerwave Common Stock will be entitled to one vote on each matter.

What is the difference between holding shares as a shareholder of record or as a beneficial owner?

Most shareholders of Powerwave hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Powerwave’s transfer agent, Computershare Limited, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Powerwave. As the shareholder of record, you have the right to grant your voting proxy directly to Powerwave or to vote in person at the Annual Meeting. Powerwave has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares. The voting instruction card provides various alternative voting methods, such as via the Internet, by telephone or by mail.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, Powerwave recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares in person.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote your directly held shares by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee following the instructions on the form included with this package.

Can I change my vote?

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request to do so. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Who can attend the Annual Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Cameras, recording devices and other electronic devices are not permitted at the Annual Meeting. All shareholders are welcome to attend the Annual Meeting in person or by proxy. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE

VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your proxy card or the voting instruction card.

What are the Board’s voting recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board unanimously recommends a vote:

•	FOR election of the nominated slate of directors (see Proposal 1);

•	FOR approval of the Extended and Restated 1996 Employee Stock Purchase Plan which extends the plan termination date from July 31, 2007 to July 31, 2017 (see Proposal 2); and

•	FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2007 (see Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or you may vote “WITHHOLD AUTHORITY” with respect to one or more of the nominees. For the approval of the Extended and Restated 1996 Employee Stock Purchase Plan and the ratification of the appointment of Deloitte & Touche LLP, you may vote “FOR”, “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board as described above.

What vote is required to approve each item?

Election of Directors

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a withheld vote will have the effect of a negative vote.

Other Items

For the approval of the Extended and Restated 1996 Employee Stock Purchase Plan and the ratification of the appointment of Deloitte & Touche LLP, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the Annual Meeting?

Powerwave will announce preliminary voting results at the Annual Meeting and publish the final results in Powerwave’s Annual Report on Form 10-K for the fiscal year ending December 30, 2007.

What happens if additional proposals are presented at the Annual Meeting?

Other than the three proposals described in this Proxy Statement, Powerwave does not expect any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ronald J. Buschur, Powerwave’s President and Chief Executive Officer, and Kevin T. Michaels, Powerwave’s Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of Powerwave’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Based on the number of shares outstanding on the October 29, 2007 record date of 131,025,207, a total of 65,512,604 shares will constitute a quorum for purposes of this Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares. Abstentions are treated as shares present and entitled to vote for purposes of any matter for which a majority of shares present are required for passage and, accordingly will have the same effect as a vote against such matters.

Who will count the vote?

A representative of Computershare Limited, Powerwave’s transfer agent, will tabulate the votes and either a representative of Computershare Limited or an officer of Powerwave will act as the Inspector of Elections.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Powerwave or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Powerwave’s management.

Who will bear the cost of soliciting votes for the Annual Meeting?

Powerwave will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Powerwave’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Powerwave has retained the services of MacKenzie Partners, Inc. (“MacKenzie”) to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Powerwave estimates that it will pay MacKenzie a fee of $5,000 for its services, plus out of pocket expenses. Powerwave will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

May I submit a proposal for inclusion in the Proxy Statement for next year’s Annual Meeting of Shareholders or nominate individuals to serve as directors?

Any shareholders desiring to submit a proposal for inclusion in the Proxy Statement for next year’s Annual Meeting of Shareholders to be held in 2008 should arrange for such proposal to be delivered to the Secretary of Powerwave at its principal place of business no later than May 25, 2008 in order to be considered for inclusion in that Proxy Statement. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the SEC and other laws and regulations, as well as our bylaws, to which interested persons should refer. Powerwave currently anticipates that its next Annual Meeting will be held in October 2008. See “What Committees has the Board Established? - Nominating and Corporate Governance Committee” below for a discussion on how to nominate directors.

Under Rule 14a-4 as promulgated under the Securities and Exchange Act of 1934, as amended, Powerwave will be allowed to use its discretionary voting authority when the proposal is raised at any Annual Meeting, without any discussion of the matter in the Proxy Statement for that meeting, in two situations: (i) if a proponent of a proposal fails to notify Powerwave at least 45 days prior to the current year’s anniversary of the date of the mailing of the prior year’s Proxy Statement, or (ii) if the date of the Annual Meeting has changed by more than 30 days from the prior year, if notice is not received within a reasonable period of time before Powerwave mails the Proxy Statement for the current year.

Directions to the Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Powerwave Technologies, Inc. will be held at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, on December 6, 2007 at 10:00 a.m., Pacific Time. Our offices are located off of the 55 freeway between the 5 and 405 freeways in Orange County. Take the Edinger exit and head west. Turn left on Ritchie and then right on E. St. Andrew Place. Our offices are located on the right hand side of the street. Please park in the visitor parking lot.

STOCK OWNERSHIP

Who are the largest owners of Powerwave’s stock?

Based on a review of Schedule 13G filings with the U.S. Securities and Exchange Commission, Powerwave has the following shareholders owning more than 5% of the outstanding shares of Powerwave Common Stock as of “Record Date”:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Shares Outstanding(1)
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	17,226,100	(2)	13.1%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	9,613,400	(3)	7.3%

Delaware Management Holdings One Commerce Square 2005 Market St Philadelphia, Pennsylvania 1910	8,156,800	(4)	6.2%

Marc C. Cohodes Copper River Management, L.LC., 374 Millburn Avenue, Suite 205E Millburn, New Jersey 07041	7,885,091	(5)	6.0%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of October 29, 2007 and shares of Common Stock subject to our outstanding 1.25% convertible notes due July 2008 and our outstanding 1.875% convertible notes due November 2024 and our 3.875% convertible notes due October 2027 currently convertible, or convertible within 60 days of October 29, 2007, are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. As of October 29, 2007, the Company had a total of 131,025,207 shares of Common Stock issued and outstanding (excluding all convertible notes outstanding). Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company, the companies and persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them.

(2)

Based on a Schedule 13G dated May 10, 2007, filed with the Securities and Exchange Commission FMR Corp, which reflects ownership as of May 10, 2007. The Schedule 13G states that FMR Corp has sole voting power to vote or direct the vote of 229,725 shares and sole dispositive power as to 17,226,100 shares.

(3)

Based on a Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission. The Schedule 13G states that Wellington Management Company, an investment advisor, has shared voting power with respect to 6,497,600 shares and shared dispositive power with respect to 9,537,800 shares.

(4)

Based on a Schedule 13G dated February 5, 2007 filed with the Securities and Exchange Commission. The Schedule 13G states that Delaware Management Holdings has sole voting power with respect to 8,090,113 shares, shared voting power with respect to 5,759 shares and sole dispositive power with respect to 8,156,800 shares.

(5)

Based on a Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission. The Schedule 13G states that Mr. Cohodes has sole voting and sole dispositive power with respect to 7,885,091 shares.

How much stock do Powerwave’s directors and executive officers own?

The following table shows the amount of Powerwave Common Stock beneficially owned (unless otherwise indicated) by our directors, the executive officers and all directors and executive officers as a group. Except as otherwise indicated, all information is as of October 29, 2007.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percentage of Shares Outstanding(2)
Bruce C. Edwards	747,512	(3)	*
Ronald J. Buschur	1,124,733	(4)	*
Marvin J. MaGee(5)	—		*
Kevin T. Michaels	524,447	(6)	*
Khurram P. Sheikh	75,000	(7)	*
John L. Clendenin	164,000	(8)	*
Carl W. Neun	23,000	(9)	*
David L. George	55,625	(10)	*
Eugene L. Goda	50,000	(11)	*
Andrew J. Sukawaty	35,000	(12)	*
Daniel A. Artusi	40,000	(13)	*
Geoff Fletcher(14)	—		*
Robert J. Legendre(15)	—		*
Gregory K. Gaines(16)	—		*
All Directors and Executive Officers as a Group (14 persons)	2,839,317	(17)	2.2%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Powerwave Technologies, Inc., 1801 E. St. Andrew Place, Santa Ana, California 92705.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of October 29, 2007, and shares of Common Stock subject to our outstanding 1.25% convertible notes due July 2008 and our outstanding 1.875% convertible notes due November 2024 and our 3.875% convertible notes due October 2027 currently convertible, or convertible within 60 days of October 29, 2007, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible notes but are not deemed outstanding for computing the percentage of any other person. As of October 29, 2007, the Company had a total of 131,025,207 shares of Common Stock issued and outstanding (excluding all convertible notes outstanding). Except as indicated by footnote and subject to community property laws where applicable, to the knowledge of the Company, the companies and persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them.

(3)

Includes options exercisable for 237,500 shares within 60 days of October 29, 2007. Mr. Edwards retired from the Board of Directors and his position as Executive Chairman of the Board on October 31, 2007.

(4)	Includes options exercisable for 933,333 shares within 60 days of October 29, 2007 and 80,000 shares of restricted common stock subject forfeiture within 60 days of October 29, 2007.

(5)	Mr. MaGee joined the Company in May 2007.

(6)	Includes options exercisable for 517,583 shares within 60 days of October 29, 2007.

(7)	Includes 75,000 shares of restricted common stock subject to forfeiture within 60 days of October 29, 2007.

(8)	Includes options exercisable for 80,000 shares within 60 days of October 29, 2007.

(9)	Includes options exercisable for 20,000 shares within 60 days of October 29, 2007.

(10)	Includes options exercisable for 20,000 shares within 60 days of October 29, 2007.

(11)	Includes options exercisable for 20,000 shares within 60 days of October 29, 2007.

(12)	Includes options exercisable for 20,000 shares within 60 days of October 29, 2007.

(13)	Consists of options exercisable for 40,000 shares within 60 days of October 29, 2007.

(14)	Mr. Fletcher’s employment with the Company terminated in October 2007.

(15)	Mr. Legendre’s employment with the Company terminated in February 2007.

(16)	Mr. Gaines’ employment with the Company terminated in December 2007.

(17)	Includes options exercisable for 1,888,416 shares within 60 days of October 29, 2007 (see footnotes 3 -13).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership with the Securities and Exchange Commission (“SEC”) and Nasdaq. Directors, executive officers and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To Powerwave’s knowledge, based solely on a review of filings with the SEC and written representations by each director and executive officer that no other reports were required, we believe that all of our directors and executive officers have complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal 2006.

PROPOSAL 1 – ELECTION OF DIRECTORS

The current term of office of all of Powerwave’s directors expires at the 2007 Annual Meeting of Shareholders. The Board of Directors proposes that the following nominees be elected until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Daniel Artusi and Andrew Sukawaty have notified the Company that they will not stand for re-election at the 2007 Annual Meeting. The current number of directors fixed by the bylaws of the Company is seven. Each of the following nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The nominees for directors are:

Moiz M. Beguwala, 61, is being nominated to join Powerwave’s Board of Directors. Mr. Beguwala serves on the Board of Directors of Skyworks Solutions, Inc., a wireless semiconductor company, SIRF Technology, a GPS semiconductor solutions company, and RF Nano, a privately held company engaged in research and development activities in carbon nanotubes. Mr. Beguwala was Senior Vice President and General Manager of the Wireless Communications business unit of Conexant Systems, Inc. from January 1999 to June 2002 when he retired from Conexant. Prior to Conexant’s spin-off from Rockwell International Corporation, Mr. Beguwala served as Vice President and General Manager, Wireless Communications Division, Rockwell Semiconductor Systems, Inc. from October 1998 to December 1998; Vice President and General Manager Personal Computing Division, Rockwell Semiconductor Systems, Inc. from January 1998 to October 1998; and Vice President, Worldwide Sales, Rockwell Semiconductor Systems, Inc. from October 1995 to January 1998.

Ken J. Bradley, 60, is being nominated to join Powerwave’s Board of Directors. Mr. Bradley is President and CEO of Lytica Inc., a company specializing in supply chain management and product lifecycle planning since February 2005. From January 2003 through January 2005, Mr. Bradley was the Chief Executive Officer of CoreSim, Inc., a company specializing in advanced systems design analysis. Prior to CoreSim, Mr. Bradley was with Nortel Networks from 1972 to 2002, most recently as Nortel’s Chief Procurement Officer. During his 30-year career at Nortel, Mr. Bradley held several national and international executive positions in supply management, operations management and technology development including Vice President, Supplier Strategy; Senior Managing Director, Guangdong Nortel Communications Joint Venture in China; and Vice President, China Joint Venture Program. Mr. Bradley also serves on the Board of Directors of RadiSys Corporation and SynQor, Inc.

Ronald J. Buschur, 43, became Chief Executive Officer of Powerwave and a member of the Board of Directors in February 2005. Mr. Buschur joined the Company in June 2001 as Chief Operating Officer. In May 2004, Mr. Buschur became President of the Company. Prior to joining the Company, Mr. Buschur held various positions at HMT Technology/Komag, an independent supplier of thin-film disks, including President and Chief Operating Officer from 1999 to 2000, Vice President of Sales, Marketing and Quality Assurance from 1997 to 1999 and Vice President of Quality Assurance from 1994 to 1997. From 1993 to 1994, Mr. Buschur was Director of Quality at Maxtor, a disk drive company. Mr. Buschur held various managerial positions at Digital Equipment Corporation, a computer manufacturer from 1987 to 1993.

John L. Clendenin, 73, was Lead Director from February 2005 to October 2007. Mr. Clendenin was non-executive Chairman of the Board of Directors of Powerwave from January 3, 1999 to February 2005 and has been a member of the Board of Directors since May 1998. Mr. Clendenin is a Chairman Emeritus of BellSouth Corporation, a telecommunications holding company. He served as Chairman of the Board of BellSouth until December 31, 1997 and as President and Chief Executive Officer from 1984 until his retirement at the end of 1996. Prior to BellSouth, Mr. Clendenin was President of Southern Bell from April 1981 to December 1983. He also serves on the Board of Directors of Equifax Inc., Acuity Brands, Inc., The Kroger Company and The Home Depot, Inc.

David L. George, 54, has been a member of Powerwave’s Board of Directors since November 1995. Since August 2007, he has been President of Prime Radio Products, a manufacturer of commercial radio accessories for Public Safety equipment. From January 2005 to August 2007, he served as Executive Vice President Operations of the Land Mobile Division of Vertex Standard Inc., a company that designs, manufactures and sells communications equipment for commercial land mobile, amateur radio and general aviation applications. From April 2002 to June 2004, Mr. George served as Chief Operating Officer, Chief Technical Officer and President of the Wireless Communications Division of Bizcom U.S.A., Inc., a public company specializing in emergency management software solutions and wireless communications systems. Prior to joining Bizcom, Mr. George was in private practice providing consulting services to participants in the wireless industry. From June 2000 to June 2001, he was Executive Vice President of Operations for Securicor Wireless, Inc., a large mobile radio network provider. Mr. George was the co-founder and served as Executive Vice President and Chief Technical Officer of ComSpace Corporation, formerly known as Unique Technologies, International, L.L.C., a wireless technology development company from February 1994 to June 2000. From November 1983 to February 1994, Mr. George served as Vice President, Director of Operations, Commercial Communications Division of Uniden America. A member of the Institute of Electrical and Electronic Engineers for more than 22 years, he holds several patents relating to wireless technology and networks.

Eugene L. Goda, 71, has been a member of Powerwave’s Board of Directors since November 1995. From June 1997 to March 2000, Mr. Goda served as Chairman of the Board, President and Chief Executive Officer of Objectshare Inc., a software company. From October 1991 to October 1995, Mr. Goda served as Chief Executive Officer of Simulation Sciences, Inc., a software company. From July 1989 to September 1991, he served as Chief Executive Officer of Meridian Software Systems.

Carl W. Neun, 64, was appointed Chairman of the Board of Directors of Powerwave in October 2007. Mr. Neun has been a member of Powerwave’s Board of Directors since February 2000. From 1993 to January 2000, Mr. Neun was Senior Vice President and Chief Financial Officer of Tektronix, Inc. From 1987 to 1993, he was Senior Vice President of Administration and Chief Financial Officer of Conner Peripherals, Inc. Mr. Neun was Chairman of Oregon Steel Mills, Inc. until it was acquired in January 2007. He also serves on the Board of Directors of Planar Systems, Inc. and RadiSys Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

How were directors compensated?

Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee. Directors who are also employees of the Company receive no additional compensation for service as a Director. The following table shows compensation for non-employee directors for fiscal 2006:

Annual director retainer	$30,000
Annual lead director retainer	$50,000
Annual audit committee chair (1)	$5,000
Annual committee chair (2)	$2,500
Annual stock option grant	10,000 shares
Board meeting fees (3)	$1,500
Committee meeting fees (4)	$1,000

(1)	This is in addition to the committee meeting fees.

(2)	This is for the Compensation Committee and Corporate Governance and Nominating Committee Chairs. This is in addition to the committee meeting fees.

(3)	This is paid for each Board meeting attended, including phone meetings where resolutions were taken.

(4)	This is paid for each Committee meeting attended, including phone meetings where resolutions were taken.

The Company does not provide retirement benefits to non-employee directors under any current program.

Stock Options

The Company’s 1996 Director Stock Option Plan (the “Director Plan”), as amended, provides that a total of 1,200,000 shares of the Company’s Common Stock are reserved for issuance under the plan. The Director Plan provides that each member of the Company’s Board of Directors who is not an employee or paid consultant of the Company will automatically be eligible to receive non-statutory options to purchase common stock under the Director Plan. Each director elected after December 5, 1996, will be granted an initial option under the Director Plan covering 30,000 shares of Common Stock, that shall vest at the rate of 25% on the first anniversary of the grant date and the remaining 75% shall vest in equal monthly installments over the following three years. Furthermore, on each anniversary date of December 5, each director who has been an eligible participant under the Director Plan for at least six (6) months shall be granted an annual option under the Director Plan to purchase 10,000 shares of Common Stock that vest 100% on the fourth anniversary date of the grant. The Director Plan provides that the exercise price per share of grants issued under the Director Plan shall be equal to 100% of the fair market value of a share of Common Stock on the grant date. All options expire no later than five years after the grant date. As of December 31, 2006, a total of 208,125 options had been exercised under the Director Plan. There were 325,000 options outstanding under the Director Plan as of December 31, 2006 at a weighted average exercise price of $8.01 per share. There were 666,875 shares available for grant under the Director Plan at December 31, 2006.

On December 5, 2006, Messrs. Clendenin, Artusi, George, Goda, Neun, and Sukawaty were each granted an option to purchase 10,000 shares of Common Stock at an exercise price of $6.33 per share under the Director Plan in connection with their annual membership on the Board.

For additional information regarding Director compensation, see the Independent Director Compensation table included in “Executive Compensation”.

Meetings of the Board of Directors and Meeting Attendance

During the fiscal year ended December 31, 2006, the Board of Directors held nine meetings. Each director attended 75% of all meetings of the Board of Directors. Each director attended at least 75% of the committee meetings on which that director served.

Attendance at Annual Meetings

Four of the eight board members as of December 31, 2006 attended the 2006 Annual Meeting.

Corporate Governance Policies and Practices

The following is a summary of our corporate governance policies and practices:

•

All members of the Board of Directors are independent directors, as defined by Nasdaq, excluding the Chief Executive Officer. Independent directors do not receive consulting, legal or other fees from Powerwave other than Board of Directors and Committee compensation.

•	The independent directors of the Board of Directors meet regularly without the presence of management.

•

All of our employees, officers and directors are subject to Powerwave’s Code of Business Conduct and Ethics Policy. The ethics policy meets the requirements of Nasdaq, as well as the code of ethics requirements of the SEC.

•	Directors stand for reelection every year.

•	The Board of Director’s current policy is to separate the roles of Chairman of the Board and Chief Executive Officer.

•	The Audit, Compensation and Nominating and Corporate Governance Committees consist entirely of independent directors.

•	At least annually, the Board of Directors review Powerwave’s business initiatives, capital projects and budget matters.

•	The Audit Committee reviews and approves all related-party transactions, if any.

•

As part of our Code of Business Conduct and Ethics Policy, we have made a “whistleblower” hotline available to all employees for anonymous reporting of financial or other concerns. The Audit Committee receives directly, without management participation, all hotline activity reports, including complaints on accounting, internal controls or auditing matters.

Code of Ethics

Powerwave has adopted a “code of ethics” as defined in Item 406(b) of SEC Regulation S-K that applies to all employees of Powerwave, including its principal executive officer, principal financial officer and principal accounting officer. This code of ethics is designed to comply with the Nasdaq marketplace rules related to codes of conduct. A copy of our Code of Business Conduct and Ethics Policy is attached as Exhibit 14 to Powerwave’s Form 10-K for the year ended December 28, 2003 that was filed with the SEC on February 13, 2004. A copy of our Code of Business Conduct and Ethics Policy is also posted on our website at www.powerwave.com and is available upon written request to the secretary of Powerwave.

How do the shareholders communicate with the Company’s Board of Directors?

Powerwave’s Board of Directors has adopted a formal process by which shareholders may communicate with members of the Board. Shareholders who wish to communicate with the Board may do so by e-mailing comments to boardofdirectors@pwav.com or by sending written communications addressed to:

Board of Directors

Powerwave Technologies, Inc.

1801 E. St. Andrew Place

Santa Ana, California 92705

All communications will be compiled by the Secretary of Powerwave and submitted to the Board or the individual directors on a periodic basis.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. The following table displays the membership of the various committees. All committee members served for the entire year.

Board Committee Membership(1)
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Daniel Artusi	✓	—	✓
Ronald Buschur	—	—	—
John Clendenin	—	✓	C
David George	—	✓	✓
Eugene Goda	✓	—	✓
Carl Neun	C*	—	✓
Andy Sukawaty	—	C	✓

C	Committee Chairman

✓	Member

*	Audit Committee Financial Expert

(1)	As of October 29, 2007.

Audit Committee and Audit Committee Financial Expert

Powerwave has a standing Audit Committee and the current members of this committee are Daniel A. Artusi, Eugene L. Goda, and Carl W. Neun, all of whom are independent under both Section 10A of the Securities Act of 1934 (“Exchange Act”) and under the Nasdaq marketplace rules. The Audit Committee operates pursuant to a written charter. A copy of our Audit Committee charter is posted on our website at www.powerwave.com. Powerwave’s Board of Directors has determined that Carl W. Neun is an audit committee financial expert as such term is defined in Item 401(h) of SEC Regulation S-K. For Mr. Neun’s relevant experience, see his biography listed in “Directors” above. For additional information about the Audit Committee, see “Report of the Audit Committee” below.

Compensation Committee

Powerwave has a Compensation Committee and the current members of the Compensation Committee are David L. George, John Clendenin and Andy Sukawaty, all of whom are independent under both Section 10A of the Exchange Act and under the Nasdaq marketplace rules. The primary responsibility of the Compensation Committee is to set the compensation of the Chief Executive Officer and to set the compensation of other executive officers of Powerwave based upon the recommendation of the Chief Executive Officer. The Compensation Committee also reviews management organization, development and significant employee benefit programs. The Compensation Committee operates pursuant to a written charter. A copy of our Compensation Committee charter is posted on our website at www.powerwave.com. For additional information about the Compensation Committee, see “Executive Compensation” and “Report of the Compensation Committee on Executive Compensation” below. During fiscal year 2006, the Compensation Committee held five meetings.

Nominating and Corporate Governance Committee

In April 2004, the Company established a nominating committee and combined this function with the Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. A copy of our Nominating and Corporate Governance Committee Charter is posted on our website at www.powerwave.com.

The current members of the Nominating and Corporate Governance Committee are Daniel Artusi, John Clendenin, David George, Eugene Goda, Carl Neun and Andy Sukawaty, all of whom are independent directors under both Section 10A of the Exchange Act and under the Nasdaq marketplace rules. The primary purposes of the Nominating and Corporate Governance Committee are assisting the Board by identifying and recommending individuals qualified to become Board members and serve as committee members, recommending to the Board corporate governance guidelines and leading the Board in reviewing the effectiveness of its structure and composition. During fiscal year 2006, the Nominating and Corporate Governance Committee held four meetings. The current slate of director nominees were recommended by the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and having high moral character, however the committee retains the right to modify these minimum qualifications from time to time. The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees is as follows:

•

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to Powerwave during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with Powerwave during their term.

•

In the case of new director candidates, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for Nasdaq purposes which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the U.S. Securities and Exchange Commission, the rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

In evaluating prospective candidates, the Nominating and Corporate Governance Committee considers the following general factors: (1) character, including the reputation for personal integrity; (2) the ability to work well with others; (3) experience that is of particular relevance to the Company; (4) the ability to devote sufficient time to the affairs of the Company and the responsibilities of a director; and (5) business acumen and judgment. For the upcoming Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee considered several individuals to replace Mr. Sukawaty and Mr. Artusi, who are not standing for re-election. After considering several individuals, the Nominating and Corporate Governance Committee recommended Mr. Bradley and Mr. Boguwala as replacements.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Such recommendations should be sent to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, 1801 E. St. Andrew Place, Santa Ana, California 92705. A recommendation or notice of intention to nominate a director must include the following information for each candidate: (i) name, age, business and residence address; (ii) principal occupation or employment and, if applicable, a description of all arrangements or understandings between the shareholders and such candidate; (iii) the number of shares of Powerwave common stock beneficially owned; and (iv) any other information that is required by law to be disclosed in connection with solicitations of proxies for the election of directors. The notice/recommendation must also include the name and residence address of the person making the recommendation and a representation as to the number of shares held of record by such person. The shareholder must also state if they intend to appear in person or by proxy at the meeting to nominate the person specified in the notice. A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders must submit the notice of intention to make a nomination not less than 45 days nor more than 90 days prior to the meeting, or if Powerwave gives less than 55 days notice or prior public disclosure of the meeting date, the notice of nomination must be received within 10 business days after the meeting date is announced. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon whether the candidate was recommended by a shareholder.

Certain Relationships and Transactions with Management and Others

The Company has entered into indemnification agreements with its directors and certain executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law. Since January 1, 2006, there have been no transactions in which Powerwave was or is a participant in which the amount involved for purposes of section 404(a) of Regulation S-K has or will have a direct or indirect material interest and there are currently no such proposed transactions.

Review, Approval or Ratification of Transactions with Related Persons

Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. In the event of a potential conflict of interest, the Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated parties or the employees generally. The Audit Committee will then document its findings and conclusion in written minutes.

Report of the Audit Committee

Powerwave management has overall responsibility for Powerwave’s financial reporting process, including the system of internal controls, as well as the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The independent auditors are responsible for performing an independent audit of Powerwave’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The independent auditors also review Powerwave’s quarterly condensed consolidated financial statements included on Form 10-Q and advise the Company with regards to accounting principles generally accepted in the United States of America. The Audit Committee assists Powerwave’s Board of Directors in fulfilling its responsibility to oversee management’s conduct of the Company’s accounting and financial reporting process. Such assistance includes oversight by the Audit Committee of the integrity of Powerwave’s financial statements and systems of internal accounting and financial controls, the independent auditors’ qualification, independence and performance, and Powerwave’s programs for compliance with its business conduct and conflict of interest policies as established by management and the Board of Directors. The Audit Committee reports its findings to the Board of Directors.

In addition, subject to ratification by the shareholders, the Audit Committee recommends an independent registered public accounting firm to perform the annual independent audit of Powerwave’s consolidated financial statements and to issue a report thereon; approves the nature of and the fees for both audit and non-audit services provided by the independent auditors prior to the performance of such services; and reviews the scope of work and the reported results of Powerwave’s independent auditors.

The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Audit Committee (the “Charter”) and ratified by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends changes to the Charter for Board approval. All members of the Audit Committee qualify as an “independent” director as required by and in compliance with the applicable rules of the U.S. Securities and Exchange Commission and in compliance with the current listing standards of Nasdaq.

As part of fulfilling its responsibilities for overseeing management’s conduct of Powerwave’s financial reporting process for fiscal year 2006, the Audit Committee held ten meetings during fiscal 2006. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Powerwave’s independent registered public accounting firm, Deloitte & Touche LLP and their affiliates (“Deloitte & Touche”). During these meetings, the Audit Committee reviewed and discussed Powerwave’s audited financial statements with management. Additionally, the Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audit, considered various areas of oversight relating to the financial reporting and audit processes that it determined appropriate, and

•	Reviewed and discussed with management and Deloitte & Touche the audited consolidated financial statements contained in Powerwave’s Annual Report on Form 10-K for the year ended December 31, 2006;

•	Discussed with Deloitte & Touche the matters required to be discussed under the Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit;

•	Received written disclosures and the letter from Deloitte & Touche regarding its independence as required by Independence Standards Board Standard No. 1; and

•

Discussed with Deloitte & Touche the firm’s independence and considered whether the provision of non-audit services by Deloitte & Touche to Powerwave is compatible with maintaining the independence of Deloitte & Touche.

Based upon the review and discussions described above, the Audit Committee concluded that the independence of Deloitte & Touche was not compromised by the provision of non-audit services to Powerwave during fiscal year 2006. In addition, based upon the review and discussions described above, the Audit Committee also recommended to the Board of Directors that the audited consolidated financial statements be included in Powerwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the U.S. Securities and Exchange Commission.

Members of the Audit Committee:

Carl W. Neun, Chairman

Daniel A. Artusi

Eugene L. Goda

The material in this report is not “soliciting material” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Powerwave under the Securities Act of 1933, as amended, or the

Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Audit and Non-Audit Fees

The Audit Committee regularly reviews and determines whether specific projects or expenditures with our independent auditors, Deloitte & Touche, potentially affect their independence. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte & Touche. Pre-approval is generally provided by the Audit Committee for up to one year, is detailed as to the particular service or category of services to be rendered, and is generally subject to a specific budget. The Audit Committee may also pre-approve additional services or specific engagements on a case-by-case basis. Management is required to provide quarterly updates to the Audit Committee regarding the extent of any services provided in accordance with this pre-approval, as well as the cumulative fees for all non-audit services incurred to date.

The following table sets forth the aggregate fees billed to us by Deloitte & Touche for the fiscal years ended December 31, 2006 and January 1, 2006:

	Fiscal Years Ended
	December 31, 2006	January 1, 2006
Audit Fees (1)
Audits of financial statements and statutory accounts	$1,111,288	$775,561
Audit of internal controls over financial reporting	620,799	539,462

Total audit fees	1,732,087	1,315,023

Audit-Related Fees (2) Registration statements	18,200	61,832

Total audit-related fees	18,200	61,832

Tax Fees (3)
Tax compliance	142,687	42,471
Other tax consulting	33,608	4,843

Total tax fees	176,295	47,314

Total Fees	$1,926,582	$1,424,169

(1)

Includes fees for professional services rendered for the audit of Powerwave’s annual financial statements and review of Powerwave’s annual report on Form 10-K for the fiscal years 2006 and 2005, for the audit of Powerwave’s internal controls over financial reporting for fiscal years 2006 and 2005, and reviews of the financial statements included in Powerwave’s quarterly reports on Form 10-Q for the first three quarters of fiscal 2006 and 2005.

(2)

Includes fees for professional services rendered in fiscal 2006 and 2005, in connection with statutory or regulatory filings and SEC registration statements, primarily related to the Company’s acquisitions of Filtronic Wireless and REMEC Wireless.

(3)	Includes fees for professional services rendered in fiscal 2006 and 2005, in connection with tax compliance (including U.S. federal and international returns) and tax consulting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Overview of Compensation

The Compensation Committee of the Board is responsible for establishing Powerwave’s compensation philosophy and policies applicable to executive officers. Our executive compensation philosophy is designed to:

•	Attract, motivate and retain talented executives needed to optimize shareholder value;

•	Align the financial interests of our executive officers with those of our shareholders; and

•	Provide objective, measurable performance criteria on which to base annual compensation.

We believe that attracting and retaining human talent is a critical element of our ability to achieve our strategic goals. The labor markets in which we compete for human talent, nationally and locally, are very competitive and to be successful we believe we need to offer compensation programs that are competitive with other telecommunications and technology companies that are competing for the same talent. In addition, our executive compensation programs are based on the belief that the interests of our executives should be closely aligned with our shareholders. In support of this belief, a meaningful portion of each executive’s compensation is placed at-risk and is linked to the accomplishment of specific results that are expected to lead to the creation of value for our shareholders from both a short-term and long-term perspective.

Role of the Compensation Committee, Management Involvement in Compensation Decisions

The Compensation Committee has the responsibility of making recommendations to the Board of Directors relating to compensation for our executive officers. In formulating its recommendations to the Board of Directors, the Compensation Committee reviews a variety of sources of information.

The annual compensation process for non-executive employees usually begins in the beginning of the fourth quarter with a presentation by management to the Compensation Committee of a preliminary review of current trends in compensation and identification of potential issues regarding the components of compensation. As part of this process, the Vice President of Organizational Development consults with several independent compensation surveys, such as Radford and Hewitt’s Global Salary Planning Reports regarding market pay practices in the geographic areas where Powerwave has employees. Prior to the end of the fourth quarter, generally in November or December, the Compensation Committee establishes a salary increase budget and percentage increase guidelines for Powerwave’s non-executive employees for the upcoming year.

Following the formal performance review process for all employees and executive officers of Powerwave, which occurs in the fourth quarter, the Vice President of Organizational Development provides the Compensation Committee with survey and benchmarking data on market compensation levels for the executive officers. The surveys used include the Radford Executive Overall Practices Report, the Towers Perrin Global Salary and Planning Report, the Mercer Compensation Planning Report and the Hewitt Global Salary Planning Report. The surveys are reviewed to compare Powerwave’s compensation levels to market compensation levels, taking into consideration the other companies’ size, the industry, and the individual executive’s level of responsibility. In January or February of each year, the Executive Chairman and the Chief Executive Officer make recommendations to the Compensation Committee for base salary and bonus adjustments for executives, excluding the Executive Chairman and the Chief Executive Officer. Following a review of the recommendations of management and the comparative survey data, the Compensation Committee, in January or February, then approves annual salary adjustments of each executive officer. The Executive Chairman makes a separate recommendation to the Compensation Committee with regards to the Chief Executive Officer’s base salary and bonus adjustments.

The Compensation Committee typically meets four or more times a year. In 2006, the Compensation Committee had five meetings. The Company’s President and Chief Executive Officer, Executive Chairman of the Board and Vice President of Organizational Development are typically present at Compensation Committee meetings, except that members of management are not present during deliberations of the Compensation Committee or the Board of Directors with respect to their own individual compensation.

The Compensation Committee has not adopted any formal policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews information from a variety of sources to determine the appropriate level and mix of incentive compensation. While the elements of compensation are considered separately, the Compensation Committee takes into account the total compensation package afforded by the Company to the individual executive.

Elements of Executive Compensation

There are four primary components of executive compensation:

•	base salary;

•	annual merit increases to base salary;

•	annual performance-based cash bonuses; and

•	stock options and stock awards.

Base Salary

The Company generally sets base salaries that it provides to its named executive officers at the 75th percentile of base salaries offered by similarly situated companies based on an assessment of the survey data described above. However, individual base salaries may vary from such level based on:

•	Industry experience, knowledge and qualifications, including academic and professional degrees;

•

The salary levels for comparable positions within the telecommunications industry including, in certain cases, the salary being received by an executive officer candidate at such person’s current employer; and

•	The base salaries being provided to similarly titled executive officers at the Company.

Annual Merit Increases

Salaries paid to executive officers are reviewed annually and proposed adjustments are based upon an assessment of the nature of the position, the individual’s contribution to corporate goals, experience and tenure of the executive officer, comparable market salary data, growth in Powerwave’s size and complexity, and changes in the executive’s responsibilities. The Compensation Committee approves all changes to executive officers’ salaries.

Annual Cash Bonus Plan

It is the Compensation Committees’ objective to have a substantial portion of each executive officer’s compensation contingent upon Powerwave financial performance. In 2006, Powerwave maintained a cash bonus plan for executive officers of the Company which was intended to provide incentives to our executive officers in the form of cash bonus payments for achieving certain objective performance goals based on annual and quarterly revenue and earnings per share targets. In 2006, there was a revenue and an earnings per share target for each quarter and a revenue and earnings per share target for the entire fiscal year. The performance targets were established at the beginning of a fiscal year on the basis of an annual budget and are approved by the Compensation Committee of the Board of Directors. The performance targets were the same targets that were used in a 2006 bonus plan for non-executive officer employees. Each executive officer has an annual target bonus amount that is based on a percentage of his or her base salary. The annual target bonus amounts for our executives for 2006 were as follows:

Name	Percentage of Base Salary
Ronald J Buschur	100%
Bruce C. Edwards	50%
Kevin T. Michaels	90%
Robert Legendre	80%
Gregory Gaines	80%
Geoff Fletcher (1)	—

(1)

Mr. Fletcher became an employee of a subsidiary of Powerwave in October 2006 following the acquisition of the wireless infrastructure division of Filtronic plc. and did not participate in the annual bonus plan for 2006.

If both the revenue and earnings per share targets are fulfilled for a quarter of fiscal 2006, each executive officer would receive up to 20% of his or her annual target bonus amount. In addition, an executive officer would receive an additional 20% of the annual target bonus amount if the full fiscal year revenue and earnings per share targets are met. In 2006, Powerwave did not meet any of its quarterly or annual performance targets and no bonuses were paid to any of our executive officers.

In November 2006, the Compensation Committee adopted the new Powerwave Technologies Executive Officer Cash Compensation Plan. The objective of this plan also is to have a substantial portion of each named executive officer’s compensation contingent upon Powerwave financial performance. Under this new plan, the Compensation Committee retains the flexibility to determine performance goals for our executive officers. Although not specifically required by the plan, it is the present intent of the Compensation Committee to have objective performance goals such as revenue and earnings per share targets.

Stock Options and Stock Awards

The Compensation Committee believes that equity ownership in Powerwave is important to tie the ultimate level of an executive officer’s compensation to the performance of Powerwave’s common stock and shareholder gains while creating an incentive for sustained growth. Stock option grant and stock award levels are determined based on market data and vary among participants based on their position with Powerwave. Annual stock option grants and stock awards are approved by the Compensation Committee at its regularly scheduled meeting in August/September of each year. The Compensation Committee reviews each year to determine if annual grants or stock awards will be made based on a review of competitive market pressures and compensation levels. The Compensation Committee may decide to not grant stock options or make stock awards in any particular year. The objectives behind annual stock option awards and stock grants are incentives for future performance, the strategic value to Powerwave of the individual and for retention purposes. Stock options have an exercise price equal to the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grant. Options generally vest 25% 12 months following the grant date with the remaining 75% vesting over the next 36 months. Vesting ceases on termination of employment. Newly hired or promoted executives receive their award of stock options on their first day of employment with Powerwave, in the case of a new hire or on the date the Board of Directors or Compensation Committee approved their promotion.

In September 2006, Powerwave granted Ronald Buschur, its President and Chief Executive Officer a stock option to purchase 200,000 shares of common stock. Also, in September 2006, Powerwave granted each of Bruce Edwards, Powerwave’s Executive Chairman of the Board, Kevin Michaels, Chief Financial Officer and Robert Legendre, the former Senior Vice President of Global Operations, an option to purchase 120,000 shares of common stock. Each option was based on the closing price of Powerwave’s common stock on the date of Compensation Committee approval of the grant and each option is subject to time based vesting over a 4-year period. The grants were designed to further align the interests of the executives with our stockholders and to provide incentive to the executives to manage Powerwave and continue to work on the integration of recently completed acquisitions. The Compensation Committee also views such grants as retention devices and reviewed the status of vesting, the number of vested options versus unvested options as well as the option exercise price for prior grants to the executives.

The Chief Executive Officer and the Chief Financial Officer of Powerwave comprise the members of the Company’s Option Committee, and are empowered by the Board of Directors and the Compensation Committee to grant options to employees of the Company below the level of Senior Vice President up to a maximum grant amount of 45,000 shares per employee. All grants for employees of the Company in excess of this amount are submitted to the Compensation Committee or the Board of Directors for approval.

Other Elements of Executive Compensation

Medical Insurance. Powerwave provides to each executive officer, such health, dental and vision insurance coverage as Powerwave may from time to time make available to its other employees. Powerwave pays all of the premiums for this insurance for its executive officers.

Stock Purchase Plan. Powerwave’s Employee Stock Purchase Plan (the “ESPP”), which qualifies under Section 423 of the Internal Revenue Code, permits participants, including executive officers to purchase Powerwave stock on favorable terms. ESPP participants are granted a purchase right to acquire shares of common stock at a price that is 85% of the stock price on either the first day of the six month period or the stock price on the last day of the six month period, whichever is lower. The purchase dates occur on the last business days of July and January each year. To pay for the shares, each participant may authorize periodic payroll deductions from 1% to 20% of his or her cash compensation, subject to certain limitations imposed by the Internal Revenue Code. All payroll deductions collected from the participant in a six month period are automatically applied to the purchase of common stock on that period’s purchase date provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to that date.

Savings Plan. Powerwave maintains a savings plan under Section 401(k) of the Internal Revenue Code. The savings or 401(k) Plan is a tax qualified savings plan under which all employees, including executive officers, are able to contribute the lesser of up to 100% of their annual salary or the limit set by the IRS. Powerwave matches 100% of the first 6% of pay that is contributed by a participant. All contributions to the Savings Plan, as well as any matching contributions are fully vested on contribution.

Termination or Change in Control Compensation. Powerwave does not have employment agreements with any of its executive officers, with the exception of Geoff Fletcher, whose service agreement was assumed by a subsidiary of Powerwave as part of the acquisition of the wireless infrastructure division of Filtronic plc. Powerwave has entered into Change of Control Agreements and Severance Agreements with Ronald Buschur, Bruce Edwards and Kevin Michaels. These agreements are intended to promote stability and continuity of senior management. In addition, the service agreement with Geoff Fletcher contains a notice period prior to termination. Information regarding the applicable payments under such agreements is provided under the heading “Potential Payments on Termination or Change in Control.”

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee has reviewed Powerwave’s executive compensation plans to determine if revisions may be necessary due to the provisions of Section 162(m) of the Internal Revenue Code which generally disallows a tax deduction to public corporations for compensation paid to any of the corporation’s executive officers in excess of $1,000,000 during any fiscal year. It is the current policy of the Compensation Committee to preserve, to the extent reasonably possible, Powerwave’s ability to obtain a corporate tax deduction for compensation paid to executive officers of Powerwave to the extent consistent with the best interests of Powerwave and its shareholders. The Compensation Committee continually reviews Powerwave’s existing executive compensation plans and will propose changes, if necessary and reasonable, to ensure compliance with the provisions of Section 162(m) which allow performance-based compensation to be excluded from the deduction limits.

Tax Penalties

We believe that executives will not be subject to any tax penalties under Internal Revenue Code Section 409A as a result of participating in any of our compensation programs or agreements.

Accounting for Stock-Based Compensation

On January 2, 2006, we began accounting for stock-based compensation in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (or SFAS 123R). In determining stock-based awards in fiscal year 2006, the Compensation Committee of Powerwave’s Board of Directors generally considered the potential expense of these programs recorded in accordance with SFAS 123R. The Committee concluded that the awards were in the best interests of stockholders given competitive practices in our industry and among our peer companies, the awards’ potential expense, the Company’s performance, and the impact of the awards on employee motivation and retention.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee:

Andrew J. Sukawaty, Chairman

David L. George

John L. Clendenin

The material in this report is not “soliciting material” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Powerwave under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2006, all of the members of the Compensation Committee consisted of independent directors and none of the members of the Compensation Committee either was or previously had been an officer or employee of the Company or any of its subsidiaries or otherwise had a relationship with the Company requiring disclosure under Items 404 or 407(e)(4)(iii) of Regulation S-K.

Executive Officers

We currently have four executive officers elected to serve on an annual basis by the Board of Directors. The following summary sets forth certain information regarding Powerwave’s executive officers.

Ronald J. Buschur, 43, became Chief Executive Officer of Powerwave and a member of the Board of Directors in February 2005. Mr. Buschur joined the Company in June 2001 as Chief Operating Officer. In May 2004, Mr. Buschur became President of the Company. Prior to joining the Company, Mr. Buschur held various positions at HMT Technology/Komag, an independent supplier of thin-film disks, including President and Chief Operating Officer from 1999 to 2000, Vice President of Sales, Marketing and Quality Assurance from 1997 to 1999 and Vice President of Quality Assurance from 1994 to 1997. From 1993 to 1994, Mr. Buschur was Director of Quality at Maxtor, a disk drive company. Mr. Buschur held various managerial positions at Digital Equipment Corporation, a computer manufacturer from 1987 to 1993.

J. Marvin MaGee, age 54, is presently Senior Vice President, Operations of Powerwave. Mr. MaGee joined the Company in May 2007 in his current capacity. Mr. MaGee was employed by Celestica, Inc., a Toronto-based contract manufacturing service provider, from 1997 through 2006, and was Executive Vice President of World Wide Operations from 2005 through 2006 and from 2000 through 2002. Between 2002 and 2005, Mr. MaGee was Chief Operating Officer and President for Celestica. Mr. MaGee also served as Celestica’s Senior Vice President of North American Operations between 1997 and 1999.

Kevin T. Michaels, 49, is presently the Chief Financial Officer and Secretary of Powerwave. Mr. Michaels joined the Company in June 1996 as Vice President, Finance and Chief Financial Officer and was appointed Secretary in June 1996. Mr. Michaels was named Senior Vice President, Finance in February 2000. Prior to joining the Company, Mr. Michaels worked for AST Research, Inc. for eight years, most recently as Vice President, Treasurer from October 1995 to June 1996. From July 1991 to October 1995, Mr. Michaels was Treasurer of AST Research, Inc. and from June 1988 to June 1991, he was Assistant Treasurer.

Khurram P. Sheikh, age 36, is presently Chief Product and Development Officer of Powerwave. Mr. Sheikh joined the Company in August 2007 in his current capacity. Mr. Sheikh was employed by Time Warner Cable from August 2005 through August 2007, as Vice President, Wireless Strategy and Development. Between 2000 and 2005, Mr. Sheikh was Chief Technology Advisor, Senior Director, for various divisions within Sprint, including the Broadband Wireless Group, Mass Markets Business Group and the Technology Development group.

Summary Compensation Table

The following table sets forth summary information concerning the compensation earned during the fiscal year ended December 31, 2006 by our principal executive officer, our principal financial officer and our four other most highly compensated executive officers who were serving as executive officers at December 31, 2006, as well as share-based compensation expense recognized by us for such officers during such fiscal year. These officers are referred to in this proxy statement as the “named executive officers”.

Name and Position	Fiscal Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Ronald J. Buschur President and Chief Exeutive Officer	2006	$592,788	$—	$1,011,067	$266,479	$—	$—	$26,211	$1,896,545
Bruce C. Edwards Executive Chairman of the Board	2006	257,788	—	—	128,576	—	—	24,569	410,933
Kevin T. Michaels Chief Financial Officer and Secretary	2006	445,192	—	—	186,126	—	—	29,023	660,341
Geoff Fletcher Managing Director, Filter Business (4)	2006	96,201	—	—	—	—	—	83,857	180,058
Robert J. Legendre Senior Vice President, Global Operations (5)	2006	420,192	—	—	197,872	—	—	28,924	646,988
Gregory K. Gaines Vice President, Global Sales and Marketing (6)	2006	328,492	—	—	58,200	—	—	366,419	753,111

(1)

We did not grant any stock awards in 2006. Mr. Buschur was granted a stock award of 200,000 shares of common stock in 2005. The amount reported represents the compensation cost recognized in fiscal 2006 related to this stock award in 2005 for financial statement reporting purposes in accordance with SFAS 123R. Assumptions used in the calculation of this amount is included in Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, without giving effect to estimated forfeitures.

(2)

Amounts in this column reflect only the compensation cost recognized in fiscal 2006 for financial statement reporting purposes in accordance with SFAS 123R and may include amounts from awards granted in or prior to 2006. These amounts do not represent any cash payments to the named executives. Assumptions used in the calculation of these amounts are included in Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, without giving effect to estimated forfeitures.

(3)	See separate table below for details of “All Other Compensation.”

(4)

Mr. Fletcher became an executive officer on December 1, 2006 and became an employee of a subsidiary of the Company on October 15, 2006, upon completion of the acquisition of the Wireless Infrastructure Business of Filtronic plc. The compensation reported in the table is for the period between October 15, 2006 and December 31, 2006. Mr. Fletcher’s employment with the Company terminated in October 2007.

(5)	Mr. Legendre’s employment with the Company terminated in February 2007.

(6)	Mr. Gaines’ employment with the Company terminated in December 2006.

The following table details the components of “All Other Compensation” summarized in the table above.

		All Other Compensation
Name and Position	Fiscal Year	Insurance Premium Payments (1)	401(k) Matching Contributions	Pension Contribution	Auto Allowance	Severance Payments	Change of Control Payments		Total
Ronald J. Buschur	2006	$20,975	$5,236	$—	$—	$—	$—		$26,211
Bruce C. Edwards	2006	13,700	10,869	—	—	—	—		24,569
Kevin T. Michaels	2006	17,888	11,135	—	—	—	—		29,023
Geoff Fletcher	2006	8,789	—	10,662	3,817	—	60,589	(2)	83,857
Robert J. Legendre	2006	17,876	11,048	—	—	—	—		28,924
Gregory K. Gaines	2006	16,419	—	—	—	350,000	—		366,419

(1)	Includes both employer and employee insurance premiums that are paid by Powerwave on behalf of the named executive officers.

(2)

Under Mr. Fletcher’s Service Agreement with Filtronic plc, Mr. Fletcher received a change of control payment of £31,700 upon the closing of the acquisition by Powerwave of the wireless infrastructure business of Filtronic. Powerwave assumed Mr. Fletcher’s Service Agreement in the acquisition and paid the change of control payment. The £31,700 payment was converted into US dollars at the exchange rate of $1.911 as of November 2006.

Grants of Plan-Based Awards

The following table sets forth, for the fiscal year ended December 31, 2006, certain information regarding grants of plan-based awards to our named executive officers. As of the end of fiscal 2006, none of the named executive officers held any performance based equity or non-equity incentive awards.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards		Grant Date Fair Value of Stock and Option Awards (1)
		Threshold	Target	Maximum
Ronald J. Buschur	09/12/06	—	—	—	—	200,000	(2)	$7.47	(3)	$513,327
Bruce C. Edwards	09/12/06	—	—	—	—	120,000	(2)	7.47	(3)	307,996
Kevin T. Michaels	09/12/06	—	—	—	—	120,000	(2)	7.47	(3)	307,996
Geoff Fletcher	—	—	—	—	—	—		—		—
Robert J. Legendre	09/12/06	—	—	—	—	120,000	(2)	7.47	(3)	307,996
Gregory K. Gaines	—	—	—	—	—	—		—		—

(1)

The grant date fair value is computed in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, without giving effect to estimated forfeitures.

(2)

Subject to continued employment with the company, the options become exercisable beginning September 12, 2007 with respect to 25% and the remaining 75% vests in equal monthly installments so that the option is fully vested on September 12, 2010.

(3)	The exercise price of each option is equal to the fair market value of the Common Stock on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards to our named executive officers as of December 31, 2006:

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Un-exercisable
Ronald J. Buschur	400,000	—		—	$11.81	06/25/2011	120,000	$774,000	—	—
	100,000	—		—	5.41	08/05/2012	—	—	—	—
	158,333	41,667	(2)	—	6.57	10/17/2013	—	—	—	—
	120,833	79,167	(3)	—	5.01	07/21/2014	—	—	—	—
	—	200,000	(4)	—	7.47	09/12/2016	—	—	—	—
Bruce C. Edwards	200,000	—		—	5.41	08/05/2012	—	—	—	—
	—	120,000	(4)	—	7.47	09/12/2016	—	—	—	—
Kevin T. Michaels	109,250	—		—	4.58	02/10/2008	—	—	—	—
	50,000	—		—	31.50	08/01/2010	—	—	—	—
	75,000	—		—	5.41	08/05/2012	—	—	—	—
	59,375	15,625	(2)	—	6.57	10/17/2013	—	—	—	—
	120,833	79,167	(3)	—	5.01	07/21/2014	—	—	—	—
	—	120,000	(4)	—	7.47	09/12/2016	—	—	—	—
Geoff Fletcher (5)	—	—		—	—	—	—	—	—	—
Robert J. Legendre (6)	60,000	—		—	6.75	07/24/2007	—	—	—	—
	59,375	15,625	(2)	—	6.46	10/23/2013	—	—	—	—
	70,833	79,167	(3)	—	5.01	07/21/2014	—	—	—	—
	—	120,000	(4)	—	7.47	09/12/2016	—	—	—	—
Gregory K. Gaines (7)	52,083	—		—	7.72	11/08/2014	—	—	—	—

(1)	Value calculated by multiplying the closing market price of our common stock on December 29, 2006, or $6.45, by the number of shares.

(2)	The shares underlying this portion of the option vest in equal monthly installments starting October 17, 2004 through October 17, 2007.

(3)	The shares underlying this portion of the option vest in equal monthly installments starting July 21, 2005 through July 21, 2008.

(4)

The shares underlying this portion of the option vest at the rate of 25% on September 12, 2007 and the remaining 75% vests in equal monthly installments so that the option is fully vested on September 12, 2010.

(5)	Mr. Fletcher’s employment with the company terminated in October 2007.

(6)	Mr. Legendre’s employment with the Company terminated in February 2007.

(7)	Mr. Gaines’s employment with the Company terminated in December 2006.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for each of our named executive officers for the year ended December 31, 2006:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Ronald J. Buschur	—	$—	80,000	$767,200
Bruce C. Edwards	50,000	430,345	—	—
Kevin T. Michaels	25,000	264,887	—	—
Geoff Fletcher	—	—	—	—
Robert J. Legendre	60,000	495,000	—	—
Gregory K. Gaines	—	—	—	—

Potential Payments Upon Termination or Change in Control

We have entered into agreements with several of our named executive officers that provide certain benefits upon the termination of their employment under certain conditions. Those agreements are summarized as follows:

Severance Agreements with Messrs. Edwards, Buschur, and Michaels

Effective August 1, 2003, Powerwave entered into severance agreements with Bruce C. Edwards, Ronald J. Buschur and Kevin T. Michaels. Mr. Edwards’ severance agreement provides that if his employment is terminated without “cause” or if he voluntarily resigns for “good reason” (as such terms are defined below), he shall be entitled to (i) a lump-sum payment equal to three times his “total annual compensation;” and (ii) continued group health insurance for a period of thirty-six months. For purposes of this agreement, “total annual compensation” is defined as base salary for the year in which employment terminates plus the greater of Mr. Edwards’ target bonus for the year in which employment terminates or the actual bonus paid in the prior year. Mr. Buschur and Mr. Michaels executed identical severance agreements, except that the severance payment amount is two times their total annual compensation, and the period of continued health coverage is twenty-four months. In May 2005, following Mr. Buschur’s election as Chief Executive Officer, his severance agreement was amended to increase his severance payment to three times his total annual compensation and the period of continued health coverage was changed to thirty-six months.

Change of Control Agreements with Messrs. Edwards, Buschur, and Michaels

Effective August 1, 2003, Powerwave also entered into change of control agreements with Mr. Edwards, Mr. Buschur and Mr. Michaels. Mr. Edwards’ change in control agreement provides that if in anticipation of, connection with, or within two years following a “change in control,” Mr. Edwards’ employment is terminated without “cause”, or if Mr. Edwards voluntarily resigns for “good reason”, then Mr. Edwards shall be entitled to (i) a lump-sum payment equal to three times his total annual compensation; (ii) continued health insurance for a period of thirty-six months; and (iii) the immediate vesting of all unvested stock options held by Mr. Edwards. For purposes of this agreement, the term “total annual compensation” has the same definition as provided in the severance agreement. Mr. Buschur and Mr. Michaels executed identical change in control agreements, except that the lump sum payment is two times their total annual compensation, and the period of continued health insurance coverage is twenty-four months. In May 2005, following Mr. Buschur’s election as Chief Executive Officer, his severance agreement was amended to increase his severance payment to three times his total annual compensation and the period of continued health coverage was changed to thirty-six months.

For purposes of severance and change of control agreements, “cause” means the continued, unreasonable refusal or omission by the employee to perform any material duties required of him by the Company, if such duties are consistent with duties customary for his position; any material act or omission by the employee involving malfeasance or gross negligence in the performance of his duties to, or material deviation from any of the policies or directives of the Company; conduct on the part of the employee which constitutes the breach of any statutory or common law duty of loyalty to the Company, including the unauthorized disclosure of material confidential information or trade secrets of the Company; or any illegal act by employee which materially and adversely affects the business of the Company or any felony committed by employee, as evidenced by conviction thereof, provided that the Company may suspend the employee with pay while any allegation of such illegal or felonious act is investigated.

The term “good reason” means any of the following, without the employee’s written consent: a reduction by the Company in the employee’s compensation that is not made in connection with an across the board reduction of all the Company’s executive salaries; a reduction by the Company of the employee’s benefits from those he was entitled to immediately prior to the termination of employment or a change in control, whichever occurs first, that is not made in connection with an across the board reduction of all the Company’s benefits; the failure of the Company to obtain an agreement from any successor to the Company, or purchaser of all or substantially all of the Company’s assets, to assume the severance agreement or change in control agreement; the assignment of duties to the employee which reflect a material adverse change in authority, responsibility or status with the Company or any successor; a relocation of the employee to a location more than 30 miles from the location where the employee was regularly assigned to immediately prior to the employee’s termination of employment or a change in control, whichever occurs first; or a failure by the Company to pay any portion of the employee’s compensation within ten (10) days of the date due.

These agreements define “change in control” as the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of more than fifty percent of the outstanding securities of Powerwave; (ii) a merger or consolidation in which Powerwave is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which Powerwave in incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of Powerwave; (iv) a complete liquidation or dissolution of Powerwave; or (v) any reverse merger in which Powerwave is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

Service Agreement with Mr. Fletcher

As part of the acquisition of the wireless infrastructure business of Filtronic plc, we assumed the service agreement with Geoff Fletcher. Under the terms of the service agreement, if we terminate Mr. Fletcher’s employment, other than for cause, we are required to give Mr. Fletcher six months notice and pay his base salary and benefits during the notice period or we can pay Mr. Fletcher an amount equal to six months base salary in lieu of providing six months notice.

The following table sets forth potential payments payable to our current named executive officers upon termination of employment or a change in control. The Company’s Compensation Committee may in its discretion revise, amend or add to the benefits if it deems advisable. The table below reflects amounts payable to our named executive officers assuming a change of control on, and/or their employment was terminated on December 31, 2006. The table below does not include executive officers who joined Powerwave in 2007:

Name	Trigger (1)	Salary and Bonus (2)		Continuation of Benefits (3)	Value of Option Acceleration (4)	Value of Restricted Stock Acceleration	Total Value
Ronald J. Buschur	Termination without Cause	$3,675,000		$42,731	$—	$—	$3,717,731
	Change of Control	3,675,000		42,731	114,000	774,000	4,605,731
Bruce C. Edwards	Termination without Cause	1,080,000		42,731	—	—	1,122,731
	Change of Control	1,080,000		42,731	—	—	1,122,731
Kevin T. Michaels	Termination without Cause	1,720,000		28,487	—	—	1,748,487
	Change of Control	1,720,000		28,487	114,000	—	1,862,487
Geoff Fletcher	Termination without Cause	511,467	(5)	—	—	—	511,467
	Change of Control	511,467	(5)	—	—	—	511,467

(1)

Messrs. Buschur, Edwards and Michaels are entitled to the benefits specified in this table if their employment is terminated without cause or if they voluntarily resign for “good reason”. In the case of a “change of control”, Messrs. Buschur, Edwards and Michaels are entitled to the benefits specified in this table if in anticipation of, in connection with or within two years following a “change of control”, their employment is terminated without cause or if they voluntarily resign for “good reason”. Mr. Fletcher is entitled to the benefits described in this if his employment is terminated without cause.

(2)

Represents three times annual 2006 salary and target bonus for 2006 in the case of Mr. Buschur and Mr. Edwards. Represents two times annual 2006 salary and target bonus for 2006 for Mr. Michaels. Represents six months salary base on the salary earned by Mr. Fletcher in 2006.

(3)

Represents the cost of continuing medical benefits via Cobra for three years in the case of Mr. Edwards and Mr. Buschur and two years in the case of Mr. Michaels. For purposes of this calculation, expected costs have not been adjusted for any actuarial assumptions related to mortality or increases in costs.

(4)

Represents the aggregate value of the accelerated vesting of the executive officers’ unvested stock options if their employment is terminated for cause or if they voluntarily resign for “good reason” in connection with, in anticipation of or within two years following a “change of control”. The amounts shown as the value of the accelerated stock options are based on the intrinsic value of the options as of December 31, 2006. This was calculated by multiplying (i) the difference between the fair market value of the options as of December 31, 2006 (based on a closing market price of $6.45 per share on December 29, 2006) and the applicable exercise price by (ii) the assumed number of option shares vesting on an accelerated basis on December 31, 2006.

(5)

US dollar equivalent of £261,104 based on exchange rate of .5098 at December 31, 2006. The notice required under Mr. Fletcher’s Service Agreement as of December 31, 2006 was eleven months. This notice period has reduced, per terms of the Service Agreement, to six months.

Independent Director Compensation

The following table sets forth compensation for the fiscal year ended December 31, 2006 for the Company’s independent directors:

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Daniel Artusi	$44,000	$—	$38,651	$—	$—	$—	$82,651
John L. Clendenin	63,000	—	42,856	—	—	—	105,856
David L. George	44,000	—	42,856	—	—	—	86,856
Eugene L. Goda	44,000	—	42,856	—	—	—	86,856
Carl W. Neun	48,875	—	42,856	—	—	—	91,731
Andrew J. Sukawaty	45,500	—	42,856	—	—	—	88,356

(1)

Consists of the annual board retainer, board and committee meeting fees, and committee chair retainers. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel, lodging and other reasonable out-of-pocket expenses which are related to service on the Company’s Board.

(2)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123R, without giving effect to estimated forfeitures, and thus includes amounts from options granted prior to 2006. Includes stock options for 10,000 shares of common stock that are granted to each independent director annually on December 5. Assumptions used in the calculation of these amounts are included in Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. As of December 31, 2006, each Director has the following number of stock options outstanding:

Mr. Artusi	70,000
Mr. Clendenin	110,000
Mr. George	50,000
Mr. Goda	50,000
Mr. Neun	50,000
Mr. Sukawaty	50,000

PROPOSAL 2: TO APPROVE THE ADOPTION OF POWERWAVE’S EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

On July 31, 2007, Powerwave’s 1996 Employee Stock Purchase Plan (the “1996 ESPP”) expired pursuant to its terms. On August 7, 2007, Powerwave’s Board of Directors voted to reinstate the 1996 ESPP and extend the terms of the 1996 ESPP through July 31, 2017 by adopting, subject to stockholder approval, Powerwave’s Extended and Restated 1996 Employee Stock Purchase Plan (the “Extended and Restated 1996 ESPP”). The rights and benefits provided by the Extended and Restated 1996 ESPP will be the same in all material respects to the 1996 ESPP and the number of shares available for sale under the Extended and Restated 1996 ESPP will be the same as those that were outstanding under the 1996 ESPP, which were 539,652 shares as of October 29, 2007.

The purpose of the Extended and Restated 1996 ESPP is to attract and retain employees of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of Powerwave’s Common Stock by permitting them to purchase shares at a discount through payroll deductions. The Extended and Restated 1996 ESPP qualifies as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and is implemented utilizing semi-annual offerings with purchases occurring at six-month intervals. The Extended and Restated 1996 ESPP permits eligible employees of Powerwave to purchase Powerwave Common Stock through payroll deductions, which may not exceed 20% of an employee’s compensation. The price of Common Stock purchased under the Extended and Restated 1996 ESPP is 85% of the lower of the fair market value of the Common Stock at the beginning of each six-month offering period or the applicable purchase date at the end of the six-month period.

A summary of the Extended and Restated 1996 ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the Extended and Restated 1996 ESPP which is attached as Appendix A to this Proxy Statement.

Summary of Extended and Restated 1996 Employee Stock Purchase Plan

Eligibility

Every employee of Powerwave who regularly works more than 20 hours per week and has been employed by Powerwave for at least 90 days at the beginning of an offering period is eligible to participate in the Extended and Restated 1996 ESPP. Employees of any subsidiary of Powerwave may also participate in the Extended and Restated 1996 ESPP. An employee may not participate in an offering under the Extended and Restated 1996 ESPP if immediately after the purchase the employee would own shares or options to purchase shares of stock possessing 5% or more of the total combined voting power of all classes of stock of Powerwave. Executive officers of Powerwave are eligible to participate in the Extended and Restated 1996 ESPP.

Administration

The administration of the Extended and Restated 1996 ESPP is overseen by the Board of Directors. The Board of Directors may at any time amend, suspend or terminate the Extended and Restated 1996 ESPP. However, any amendment that (1) increases the aggregate number of shares authorized for sale under the Extended and Restated 1996 ESPP (except pursuant to adjustments provided for in the Extended and Restated 1996 ESPP), (2) materially modifies the requirements as to eligibility for participation, or (3) materially increases the benefits which accrue to participants under the Extended and Restated 1996 ESPP will not be effective unless approved by the stockholders within twelve months of the adoption of such amendment by the Board of Directors.

Shares Available Under Extended and Restated 1996 ESPP

If the Extended and Restated 1996 ESPP is adopted by Powerwave’s stockholders, the maximum number of shares of the Company’s Common Stock which will be authorized for sale under the ESPP is 539,652. The Common Stock made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP.

Purchase of Shares

The two annual offerings under the Extended and Restated 1996 ESPP commence on February 1 and August 1 of each year and each offering continues until the end of the six-month offering period ending on the last day of such period.

Eligible employees who elect to participate in the Extended and Restated 1996 ESPP purchase shares of Common Stock through regular payroll deductions. Employee contributions are not allowed to exceed 20% of such employee’s bi-weekly compensation at the offering commencement date. For this purpose, “compensation” means the employee’s base salary at the beginning of each offering period. Shares of Common Stock are purchased automatically on the purchase date for each six-month offering period, which is the last day of each offering period, at a price equal to 85% of the fair market value of the shares on the February 1 or August 1 grant date or 85% of the fair market value of the shares as of the January 31 or July 31 purchase date, whichever is lower. A participant may withdraw from an offering at any time prior to the purchase date and receive a refund of their payroll deductions, without interest. In addition, an employee may elect to increase or decrease their payroll deduction amount once during each offering period. An employee’s rights in the Extended and Restated 1996 ESPP are nontransferable.

No employee may purchase stock in an amount which would permit his or her rights under the Extended and Restated 1996 ESPP to accrue at a rate which exceeds $25,000 in fair market value, determined as of the grant date, for each calendar year. In addition, no employee may purchase more than 15,000 shares in any offering period.

Acceleration

In the event of an acquisition of Powerwave, whether by merger, consolidation or asset sale, where Powerwave is not the surviving entity and provision is not made for the continuance of the Extended and Restated 1996 ESPP and either (1) the assumption of rights granted thereunder, or (2) for the substitution of new rights covering the shares of a successor corporation, then concurrent with the effective date of such acquisition, the Extended and Restated 1996 ESPP shall terminate and all outstanding purchase rights will be automatically exercised as if such effective date were a purchase date of the current offering period.

Changes in Capitalization of Powerwave

In the event that any other change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, reclassification of shares or other change in capital structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to the number of shares of Common Stock covered by each right under the Extended and Restated 1996 ESPP which has been authorized but not issued.

Amendment and Termination

The Extended and Restated 1996 ESPP shall terminate on July 31, 2017. Since future conditions affecting Powerwave cannot be anticipated or foreseen, Powerwave reserves the right to amend, modify, or terminate the Extended and Restated 1996 ESPP at any time. Upon termination of the Extended and Restated 1996 ESPP, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect any rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any participant. In addition, no amendment may be made without prior approval of the stockholders of Powerwave if such amendment would:

(a) increase the number of shares of Powerwave Stock that may be issued under the Extended and Restated 1996 ESPP;

(b) materially modify the requirements as to eligibility for participation in the Extended and Restated 1996 ESPP; or

(c) materially increase the benefits which accrue to Participants under the Extended and Restated 1996 ESPP.

Accounting Treatment

Share purchases made by employees under the Extended and Restated 1996 ESPP generally do no result in any charge to Powerwave’s earnings. However, Powerwave discloses in footnotes and pro-forma statements to its consolidated financial statements, the impact that the purchase rights would have had upon the its reported earnings if the value of those purchase rights, determined under the Black-Scholes valuation model, had been treated as compensation at the time of grant. The purchase price of shares purchased in the Extended and Restated 1996 ESPP is credited to Powerwave’s account at the time of purchase and is reflected in stockholders’ equity on Powerwave’s balance sheet.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the Extended and Restated 1996 ESPP. If an employee disposes of Common Stock purchased under the Extended and Restated 1996 ESPP less than one year after the Common Stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee does not dispose of the Common Stock purchased under the Extended and Restated 1996 ESPP until at least one year after the Common Stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the Extended and Restated 1996 ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the Extended and Restated 1996 ESPP, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the offering date.

Plan Benefits

Since the number of shares purchased under the Extended and Restated 1996 ESPP by any employee and the purchase price thereof are determined by the level of voluntary contributions by such employee and the market price of the shares in effect from time to time, Powerwave believes that it is unable to determine the number of shares that may be purchased in the future by any eligible participant or single group of employees or the purchase price thereof.

Required Vote and Recommendation of the Board of Directors

Approval of the Extended and Restated 1996 ESPP requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against this proposal. Broker non-votes will not be considered present and entitled to vote with respect to this proposal, and, accordingly, will have no effect on the passage of this proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the adoption of the Extended and Restated 1996 ESPP. Should the required stockholder approval not be obtained, the Extended and Restated 1996 ESPP will not be implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE APPROVAL OF THE EXTENDED AND RESTATED EMPLOYEE STOCK

PURCHASE PLAN.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the independent accounting firm of Deloitte & Touche LLP, certified public accountants, to audit the consolidated financial statements of Powerwave and its subsidiaries for the 2007 fiscal year. Deloitte and Touche LLP has audited the accounts and records of Powerwave and its subsidiaries since 1995. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board will reconsider the appointment of independent public auditors.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL

TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS

INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2007 FISCAL YEAR.

ANNUAL REPORT

Powerwave’s 2006 Annual Report, including Form 10-K (without exhibits), is being forwarded to each shareholder with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Submitted by:

Kevin T. Michaels

Chief Financial Officer and Secretary

Dated: November 1, 2007

EXHIBIT A - POWERWAVE TECHNOLOGIES, INC. EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN

This EXTENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is hereby established by POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”) effective as of the date of stockholder approval of the Plan (the “Effective Date”).

ARTICLE I

PURPOSE OF THE PLAN

1.1 Purpose. The Company has determined that it is in its best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and of such of the Company’s subsidiaries as the Company’s Board of Directors (the “Board of Directors”) may from time to time designate (each a “Designated Subsidiary”, and collectively, “Designated Subsidiaries”), may acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (“Company Stock”). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The provisions of the Plan are to be construed in a matter consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

ARTICLE II

DEFINITIONS

2.1 Compensation. “Compensation” means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

2.2 Employee. “Employee” means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any Designated Subsidiary.

2.3 5% Owner. “5% Owner” means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

2.4 Grant Date. “Grant Date” means the first day of each Offering Period (August 1 and February 1) under the Plan.

2.5 Participant. “Participant” means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

2.6 Plan Year. “Plan Year” means the twelve consecutive month period ending on the last day of January.

2.7 Offering Period. “Offering Period” means the six-month periods from February 1 through July 31 and August 1 through January 31 of each Plan Year.

2.8 Purchase Date. “Purchase Date” means the last day of each Offering Period (July 31 or January 31).

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Each Employee of the Company, or any Designated Subsidiary, who, on the Grant Date, is customarily engaged on regularly- scheduled basis of more than twenty (20) hours per week and who as been employed for at least ninety (90) days in the rendition of personal services to the Company, or any Designated Subsidiary, may become a Participant in the Plan on the Grant Date coincident with or next following his satisfaction of such requirements of employment with the Company or any Designated Subsidiary.

3.2 Participation. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Human Resources Department of the Company of a stock purchase agreement provided by the Company (the “Stock Purchase Agreement”) authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant’s Stock Purchase Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Stock Purchase Agreement providing for a change in the Participant’s payroll deduction rate in accordance with Section 5.2.

3.3 Special Rules. Under no circumstances shall:

(a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

(b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. “Aggregate Maximum” means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Grant Date) during each calendar year; or

(c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 5,000 shares, subject to periodic adjustments under Section 10.4.

ARTICLE IV

OFFERING PERIODS

4.1 Offering Periods. The Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date.

ARTICLE V

PAYROLL DEDUCTIONS

5.1 Participant Election. Upon completion of the Stock Purchase Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in the whole percentages of Compensation, not to exceed 20%. The amount so designated upon the Stock Purchase Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

5.2 Changes in Election. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article VIII. A Participant may increase or decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Human Resources Department of the Company a new Stock Purchase

Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Human Resources Department a new Stock Purchase Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company’s payroll practices) following the delivery of the new Stock Purchase Agreement.

5.3 Participant Accounts. The Company shall establish and maintain a separate account (“Account”) for each Participant. The amount of each Participant’s payroll deductions shall be credited to his Account. No interest will be paid or allowed on amounts credited to a Participant’s Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

ARTICLE VI

GRANT OF PURCHASE RIGHTS

6.1 Right to Purchase Shares. On each Grant Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of shares and partial shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, such amounts shall remain in the Participant’s Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

6.2 Purchase Price. The purchase price for any Offering Period shall be the lesser of:

(a) 85% of the Fair Market Value of Company Stock on the Grant Date; or

(b) 85% of the Fair Market Value of Company Stock on the Purchase Date.

6.3 Fair Market Value. “Fair Market Value” shall mean the value of one share of Company Stock, determined as follows:

(a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

(b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

ARTICLE VII

PURCHASE OF STOCK

7.1 Purchase of Company Stock. Absent an election by the Participant to terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant’s Account. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant’s Account and carried forward to the next Offering Period.

7.2 Delivery of Company Stock.

(a) Company Stock acquired under the Plan shall be issued directly to a contract administrator (“Administrator”) engaged by the Company to administer the Plan under Article IX. All Company Stock so issued (“Plan Held Stock”) shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant’s interest in the Plan Held Stock. Such accounts shall reflect the number of whole and partial shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

(b) Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

ARTICLE VIII

WITHDRAWAL

8.1 In Service Withdrawals. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Human Resources Department for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant’s Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Stock Purchase Agreement to the Human Resources Department of the Company.

8.2 Termination of Employment.

(a) In the event that a Participant’s employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant’s Account shall be paid to the Participant or his beneficiary, without interest.

(b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant’s Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

(c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant where no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

ARTICLE IX

PLAN ADMINISTRATION

9.1 Plan Administration.

(a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the “Board”) for the Company, or a committee (“Committee”) thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

(b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:

(i) To designate agents to carry out responsibilities relating to the Plan;

(ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

(iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

(iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

(c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

9.2 Limitation of Liability. No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person’s conduct in the performance of his duties under the Plan.

ARTICLE X

COMPANY STOCK

10.1 Limitations on Purchase of Shares. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 539,652 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

10.2 Voting Company Stock. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

10.3 Registration of Company Stock. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

10.4 Changes in Capitalization of the Company. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

10.5 Merger of Company. In the event that the Company at any time proposes to merge into, consolidate with or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a “reverse” merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefore, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

ARTICLE XI

MISCELLANEOUS MATTERS

11.1 Amendment and Termination. The Plan shall terminate on July 31, 2017. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the stockholders of the Company if such amendment would:

(a) Increase the number of shares of Company Stock that may be issued under the Plan;

(b) Materially modify the requirements as to eligibility for participation in the Plan; or

(c) Materially increase the benefits which accrue to Participants under the Plan.

11.2 Stockholder Approval. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

11.3 Benefits Not Alienable. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

11.4 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

11.5 Governing Law. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

11.6 Non-Business Days. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

11.7 Compliance With Securities Laws. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws.

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MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

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Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 5, 2007.

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• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	C0123456789

Ú	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	Ú

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.     Election of Directors: Authority to elect the seven (7) persons named in the Notice of Annual Meeting of Shareholders dated November 1, 2007, to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

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	For	Withhold		For	Withhold		For	Withhold
01 - Moiz M. Beguwala	☐	☐	02 - Ken J. Bradley	☐	☐	03 - Ronald J. Buschur	☐	☐

04 - John L. Clendenin	☐	☐	05 - David L. George	☐	☐	06 - Eugene L. Goda	☐	☐

07 - Carl W. Neun	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To approve the adoption of Powerwaves’s Extended and Restated 1996 Employee Stock Purchase Plan. To approve the Extended and Restated 1996 Employee Stock Purchase Plan, which extends the plan termination date from July 31, 2007 to July 31, 2017.	☐	☐	☐	3.	Ratification of Appointment of Independent Auditors. To ratify the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐	☐

						In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

B Non-Voting Items

Change of Address — Please print new address below.
	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box
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	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
■	1 U P X 0 1 5 4 6 7 1		140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND	+
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

Ú	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	Ú

Proxy — Powerwave Technologies, Inc.

REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2007

The undersigned shareholder(s) of Powerwave Technologies, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 1, 2007, and nominates, constitutes and appoints Ronald J. Buschur and Kevin T. Michaels, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Powerwave located at 1801 E. St. Andrew Place, Santa Ana, CA 92705, on Thursday, December 6, 2007 at 10:00 a.m., Pacific Time, and any and all adjournments thereof, as fully with the same force and effect as the undersigned might or could do if personally present thereat, upon and in respect of the matters described below and in accordance with the instructions as stated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” THE ELECTION OF THE SEVEN NOMINEES LISTED ON THE REVERSE SIDE AND “FOR” PROPOSALS 2 AND 3 UNLESS OTHERWISE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

•	MARK, SIGN AND DATE YOUR PROXY CARD

•	DETACH YOUR PROXY CARD

•	RETURN YOUR PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED